===============================================================


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  December 20, 2002


                             EXXON MOBIL CORPORATION
   --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         New Jersey                     1-2256                13-5409005
----------------------------    ----------------------    ------------------
(State or other jurisdiction   (Commission File Number)  (IRS Employer
      of incorporation)                                   Identification No.)






      5959 Las Colinas Boulevard
           Irving, Texas                                    75039-2298
---------------------------------------              ------------------------
(Address of principal executive offices)                    (Zip Code)




       Registrant's telephone number, including area code: (972) 444-1000



   --------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

          =============================================================

ITEM 9.  Regulation FD Disclosure

As previously disclosed, an ExxonMobil affiliate completed the sale of its copper mining business in Chile in November 2002. This sale followed the divestment of Colombian coal operations in the first quarter of 2002 and Australian coal operations in prior years. These businesses have historically been reported as other operations in our financial statements.

In addition, management responsibility for certain continuing operations included in the other operations segment has been reassigned. Specifically, responsibility for electric power generation operations, primarily in Hong Kong, has been assigned to the newly-renamed ExxonMobil Gas & Power Marketing Company (part of our non-U.S. upstream business). Our remaining U.S. coal operations are now managed as part of the U.S. upstream.

As a result of these changes, we will be changing the presentation of certain segment information in future financial reports in accordance with the accounting requirements of Statement of Financial Accounting Standards
No. 131 (FAS 131), "Disclosures about Segments of an Enterprise and Related Information" and Statement of Financial Accounting Standards No. 144 (FAS 144), "Accounting for the Impairment or Disposal of Long-Lived Assets". Specifically, our annual report for 2002 will show earnings for the divested coal and minerals businesses as discontinued operations. Also, earnings from electric power will be moved from other operations to the non-U.S. upstream and earnings from residual U.S. coal operations will be moved from other operations to the U.S. upstream. The remaining activities in the other operations segment, primarily involving captive insurance and global services, will be shown in the corporate and financing segment. Our earnings press release for the fourth quarter of 2002 and other future financial publications will be consistent with this new segmentation.

In order to help investors become familiar with this new segment format in advance of our fourth quarter earnings release and 2002 annual report, we are furnishing below resegmented functional earnings, along with resegmented capital and exploration expenditures, for the full years 1998, 1999 and 2000, and for the quarterly periods in 2001 and year-to-date 2002.

These changes in the presentation of segment information do not alter our total net income, net income per share, or capital and exploration expenditures for any period.

                          EXXON MOBIL CORPORATION

                        FUNCTIONAL EARNINGS - RESEGMENTED

                                                         2002
                                          _____________________________________
                                           First    Second     Third    Year to
                                          Quarter   Quarter   Quarter    Date
                                          _______   _______   _______   _______
                                (millions of dollars, except per share amounts)
Net Income (U.S. GAAP)
______________________
Upstream
  United States                           $  448    $  677    $  642    $1,767
  Non-U.S.                                 1,641     1,553     1,635     4,829
Downstream
  United States                               14       234        42       290
  Non-U.S.                                   (42)      148        83       189
Chemicals
  United States                               70        87       156       313
  Non-U.S.                                    62       182       197       441
Corporate and financing                      (70)     (222)      (41)     (333)
Merger expenses                              (60)      (30)      (85)     (175)
Gain from required asset divestitures          0         0         0         0
Discontinued operations                       27        11        11        49
Accounting change                              0         0         0         0
                                          ______    ______    ______    ______
     Net income (U.S. GAAP)               $2,090    $2,640    $2,640    $7,370

Net income per common share (U.S. GAAP)   $ 0.30    $ 0.40    $ 0.39    $ 1.09

Net income per common share
  - assuming dilution (U.S. GAAP)         $ 0.30    $ 0.39    $ 0.39    $ 1.08

Merger Effects, Special Items and Discontinued Operations
_________________________________________________________
Upstream
  United States                           $    0    $    0    $    0    $    0
  Non-U.S.                                     0         0      (215)     (215)
Downstream
  United States                                0         0         0         0
  Non-U.S.                                     0         0         0         0
Chemicals
  United States                                0         0         0         0
  Non-U.S.                                     0         0         0         0
Corporate and financing                        0         0         0         0
Merger expenses                              (60)      (30)      (85)     (175)
Gain from required asset divestitures          0         0         0         0
Discontinued operations                       27        11        11        49
Accounting change                              0         0         0         0
                                          ______    ______    ______    ______
     Corporate total                      $  (33)   $  (19)   $ (289)   $ (341)

Earnings excluding Merger Effects, Special Items and Discontinued Operations
____________________________________________________________________________
Upstream
  United States                           $  448    $  677    $  642    $1,767
  Non-U.S.                                 1,641     1,553     1,850     5,044
Downstream
  United States                               14       234        42       290
  Non-U.S.                                   (42)      148        83       189
Chemicals
  United States                               70        87       156       313
  Non-U.S.                                    62       182       197       441
Corporate and financing                      (70)     (222)      (41)     (333)
                                          ______    ______    ______    ______
     Corporate total                      $2,123    $2,659    $2,929    $7,711

                          EXXON MOBIL CORPORATION

                        FUNCTIONAL EARNINGS - RESEGMENTED

                                                      2001
                                   ___________________________________________
                                    First   Second    Third   Fourth     Full
                                   Quarter  Quarter  Quarter  Quarter    Year
                                   _______  _______  _______  _______  _______
                                (millions of dollars, except per share amounts)
Net Income (U.S. GAAP)
______________________
Upstream
  United States                    $ 1,629  $ 1,116  $   770  $   418  $ 3,933
  Non-U.S.                           2,229    1,816    1,441    1,317    6,803
Downstream
  United States                        409      844      390      281    1,924
  Non-U.S.                             590      423      552      738    2,303
Chemicals
  United States                         45      149       76      128      398
  Non-U.S.                             155      168       80       81      484
Corporate and financing                (35)       5      (18)     (94)    (142)
Merger expenses                        (90)     (95)    (140)    (200)    (525)
Gain from required asset divestitures   40        0        0        0       40
Discontinued operations                 28       34       29       11      102
Accounting change                        0        0        0        0        0
                                   _______  _______  _______  _______  _______
     Net income (U.S. GAAP)        $ 5,000  $ 4,460  $ 3,180  $ 2,680  $15,320

Net income per common share
  (U.S. GAAP)                      $  0.72  $  0.66  $  0.46  $  0.39  $  2.23

Net income per common share
  - assuming dilution (U.S. GAAP)  $  0.71  $  0.65  $  0.46  $  0.39  $  2.21

Merger Effects, Special Items and Discontinued Operations
_________________________________________________________
Upstream
  United States                    $     0  $     0  $     0  $     0  $     0
  Non-U.S.                               0        0        0        0        0
Downstream
  United States                          0        0        0        0        0
  Non-U.S.                               0        0        0        0        0
Chemicals
  United States                          0      100        0        0      100
  Non-U.S.                               0       75        0        0       75
Corporate and financing                  0        0        0        0        0
Merger expenses                        (90)     (95)    (140)    (200)    (525)
Gain from required asset divestitures   40        0        0        0       40
Discontinued operations                 28       34       29       11      102
Accounting change                        0        0        0        0        0
                                   _______  _______  _______  _______  _______
     Corporate total               $   (22) $   114  $  (111) $  (189) $  (208)

Earnings excluding Merger Effects, Special Items and Discontinued Operations
____________________________________________________________________________
Upstream
  United States                    $ 1,629  $ 1,116  $   770  $   418  $ 3,933
  Non-U.S.                           2,229    1,816    1,441    1,317    6,803
Downstream
  United States                        409      844      390      281    1,924
  Non-U.S.                             590      423      552      738    2,303
Chemicals
  United States                         45       49       76      128      298
  Non-U.S.                             155       93       80       81      409
Corporate and financing                (35)       5      (18)     (94)    (142)
                                   _______  _______  _______  _______  _______
     Corporate total               $ 5,022  $ 4,346  $ 3,291  $ 2,869  $15,528

                          EXXON MOBIL CORPORATION

                        FUNCTIONAL EARNINGS - RESEGMENTED

                                             2000          1999          1998
                                             ____          ____          ____
                                (millions of dollars, except per share amounts)
Net Income (U.S. GAAP)
______________________
Upstream
  United States                           $ 4,542       $ 1,873       $   869
  Non-U.S.                                  8,143         4,371         2,837
Downstream
  United States                             1,561           577         1,199
  Non-U.S.                                  1,857           650         2,275
Chemicals
  United States                               644           738           792
  Non-U.S.                                    517           616           602
Corporate and financing                      (538)         (511)         (443)
Merger expenses                              (920)         (469)            0
Gain from required asset divestitures       1,730             0             0
Discontinued operations                       184            65            13
Accounting change                               0             0           (70)
                                          _______       _______       _______
     Net income (U.S. GAAP)               $17,720       $ 7,910       $ 8,074

Net income per common share (U.S. GAAP)   $  2.55       $  1.14       $  1.15

Net income per common share
  - assuming dilution (U.S. GAAP)         $  2.52       $  1.12       $  1.14

Merger Effects, Special Items and Discontinued Operations
_________________________________________________________
Upstream
  United States                          $     0        $     0       $  (185)
  Non-U.S.                                     0            119          (176)
Downstream
  United States                                0              0             8
  Non-U.S.                                     0           (120)         (412)
Chemicals
  United States                                0              0            (8)
  Non-U.S.                                     0              0            (1)
Corporate and financing                        0              0           112
Merger expenses                             (920)          (469)            0
Gain from required asset divestitures      1,730              0             0
Discontinued operations                      184             65            13
Accounting change                              0              0           (70)
                                         _______        _______       _______
     Corporate total                     $   994        $  (405)      $  (719)

Earnings excluding Merger Effects, Special Items and Discontinued Operations
____________________________________________________________________________
Upstream
  United States                          $ 4,542        $ 1,873       $ 1,054
  Non-U.S.                                 8,143          4,252         3,013
Downstream
  United States                            1,561            577         1,191
  Non-U.S.                                 1,857            770         2,687
Chemicals
  United States                              644            738           800
  Non-U.S.                                   517            616           603
Corporate and financing                     (538)          (511)         (555)
                                         _______        _______       _______
     Corporate total                     $16,726        $ 8,315       $ 8,793

                          EXXON MOBIL CORPORATION

              CAPITAL AND EXPLORATION EXPENDITURES - RESEGMENTED

                                                            2002
                                            __________________________________
                                             First   Second    Third   Year to
                                            Quarter  Quarter  Quarter   Date
                                            _______  _______  _______  _______
                                                    (millions of dollars)

Upstream
  United States                              $  586   $  568   $  619   $1,773
  Non-U.S.                                    1,679    1,992    2,069    5,740
                                             ______   ______   ______   ______
     Total                                    2,265    2,560    2,688    7,513

Downstream
  United States                                 149      250      257      656
  Non-U.S.                                      243      335      377      955
                                             ______   ______   ______   ______
     Total                                      392      585      634    1,611

Chemicals, Administrative and Discontinued Operations
  United States                                 193      137      139      469
  Non-U.S.                                      124      111      102      337
                                             ______   ______   ______   ______
     Total                                      317      248      241      806

                                             ______   ______   ______   ______
Total capital and exploration Expenditures   $2,974   $3,393   $3,563   $9,930

                          EXXON MOBIL CORPORATION

              CAPITAL AND EXPLORATION EXPENDITURES - RESEGMENTED

                                                          2001
                                   ___________________________________________
                                    First   Second    Third   Fourth    Full
                                   Quarter  Quarter  Quarter  Quarter   Year
                                   _______  _______  _______  _______  _______
                                              (millions of dollars)
Upstream
  United States                    $   449  $   650  $   657  $   667  $ 2,423
  Non-U.S.                           1,325    1,446    1,634    1,988    6,393
                                   _______  _______  _______  _______  _______
   Total                             1,774    2,096    2,291    2,655    8,816

Downstream
  United States                        239      250      196      276      961
  Non-U.S.                             239      288      337      497    1,361
                                   _______  _______  _______  _______  _______
    Total                              478      538      533      773    2,322

Chemicals, Administrative and Discontinued Operations
  United States                        104       93      149      212      558
  Non-U.S.                             160      107      125      223      615
                                   _______  _______  _______  _______  _______
   Total                               264      200      274      435    1,173

                                   _______  _______  _______  _______  _______
Total capital and exploration
  expenditures                     $ 2,516  $ 2,834  $ 3,098  $ 3,863  $12,311

                          EXXON MOBIL CORPORATION

               CAPITAL AND EXPLORATION EXPENDITURES - RESEGMENTED

                                               2000        1999        1998
                                               ____        ____        ____
                                                 (millions of dollars)

Upstream
  United States                             $ 1,865     $ 1,741     $ 2,197
  Non-U.S.                                    5,068       6,687       7,885
                                            _______     _______     _______
   Total                                      6,933       8,428      10,082

Downstream
  United States                               1,077         905       1,090
  Non-U.S.                                    1,541       1,496       1,918
                                            _______     _______     _______
   Total                                      2,618       2,401       3,008

Chemicals, Administrative and Discontinued Operation
  United States                                 396         756         908
  Non-U.S.                                    1,221       1,722       1,537
                                            _______     _______     _______
   Total                                      1,617       2,478       2,445

                                            _______     _______     _______
Total capital and exploration expenditures  $11,168     $13,307     $15,535

                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   EXXON MOBIL CORPORATION


Date:  December 20, 2002          By:   /s/ Donald D. Humphreys
                                        --------------------------------------
                                        Name:   Donald D. Humphreys
                                        Title:  Vice President, Controller and
                                                Principal Accounting Officer